SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------

                                    Form 8-K

                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                January 10, 1997
                                (Date of Report)





                   NETTER DIGITAL ENTERTAINMENT, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


                           Commission File No. 0-26884



          Delaware                                       95-3392054
 (State or Other Jurisdiction                 (IRS Employer Identification No.)
      of Incorporation)





                      5200 Lankershim Boulevard, Suite 280
                        North Hollywood, California 91601
                    (Address of Principal Executive Offices)



                                 (818) 753-1990
                          (Registrant's Telephone No.)

Item 2.  Acquisition or Disposition of Assets

     Effective January 10, 1997, Netter Digital Entertainment, Incorporated ("NDEI") completed its previously announced acquisition of Videssence, Incorporated ("Videssence") through the merger of Videssence into NDEI. This transaction was completed pursuant to an Agreement and Plan of Merger (the "Plan") dated April 26, 1996 between Videssence and NDEI which was approved by NDEI's shareholders at a Special Meeting held on August 5, 1996. Under the Plan, NDEI acquired all of the outstanding common stock of Videssence in exchange for 522,221 shares of NDEI's Common Stock, valued at $9.00 per share. The terms of this transaction are set forth in the Plan which was attached as Exhibit 2.1 to the Company's Form 10-KSB for the fiscal year ended June 30, 1996. As a result of the merger, Videssence shareholders have become shareholders of NDEI and Videssence is a wholly-owned subsidiary of NDEI.

     Videssence's primary business is the design, manufacture and distribution of media lighting products which incorporate the patented and trademarked SRGB light technology for the illumination of studios, stages and other production environments in the sound stage, media picture, theater and theme park industries. NDEI intends to continue the business of Videssence.


Item 7.  Financial Statements and Exhibits

     (a) and (b) It is impractical for the Company to provide the required financial statements of Videssence and the pro forma financial information at this time because the necessary accounting work is still in process. Such financial statements will be filed by Amendment to this Report on Form 8-K as soon as practical and by no later than March 11, 1997, as required.

     (c) Exhibit 2.1 Form of Press Release (1)
         Exhibit 2.2  Agreement  and Plan of Merger  dated  April 26,  1996  between registrant and Videssence,  Incorporated (2)
         Exhibit 2.3 Amendment No.1 to the Agreement of Merger and Reorganization (2)
         Exhibit 2.4 Amendment No.2 to the Agreement of Merger and Reorganization (3)
         Exhibit 2.5 Amendment No.3 to the Agreement of Merger and Reorganization (1)
         Exhibit 2.6 Amendment No.4 to the Agreement of Merger and Reorganization (1)
         Exhibit 2.7 Amendment No.5 to the Agreement of Merger and Reorganization (1)

--------------------------------------------------------------------------------
     (1) Filed herewith.
     (2) Incorporated by reference to the Company's Proxy Statement, dated June 26, 1996 for the approval/disapproval of the proposed merger between the Company and Videssence.
     (3) Incorporated by reference to the Company's Form 10-KSB for the year ended June 30, 1996.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 10, 1997            NETTER DIGITAL ENTERTAINMENT, INC.



                                    By:  /s/ Thomas L. Jorgenson_______________
                                    Thomas L. Jorgenson, Chief Operating Officer

                                  EXHIBIT INDEX



2.1      Form of Press Release  (1)

2.2 Agreement and Plan of Merger dated April 26, 1996 between registrant and Videssence, Incorporated (2)

2.3      Amendment No. 1 to the Agreement of Merger and Reorganization  (2)

2.4      Amendment No. 2 to the Agreement of Merger and Reorganization  (3)

2.5      Amendment No. 3 to the Agreement of Merger and Reorganization  (1)

2.6      Amendment No. 4 to the Agreement of Merger and Reorganization  (1)

2.7      Amendment No. 5 to the Agreement of Merger and Reorganization  (1)

                           ------------------------------

(1)      Filed herewith.
(2) Incorporated by reference to the Company's Proxy Statement, dated June 26, 1996 for the approval/disapproval of the proposed merger between the Company and Videssence.
(3) Incorporated by reference to the Company's Form 10-KSB for the year ended June 30, 1996.